Exhibit 99.2

Fourth Quarter 2012 Investor Call NYSE: ABM December 11, 2012
Agenda 2 1 Introduction & Overview | Henrik Slipsager, CEO 2 Fourth Quarter 2012 Financial Review | Jim Lusk, CFO 3 Fourth Quarter 2012 Operational Review | Henrik Slipsager, CEO, Jim McClure, EVP & Tracy Price, EVP 4 Fiscal 2013 Strategy & Outlook | Henrik Slipsager, CEO & Jim Lusk, CFO Forward-Looking Statements and Non-GAAP Financial Information: Our discussions during this conference call will include forward-looking statements. Actual results could differ materially from those projected in the forward-looking statements. The factors that could cause actual results to differ are discussed in the Company's 2011 Annual Report on Form 10-K and in our 2012 reports on Form 10-Q and Form 8-K. These reports are available on our website at http://investor.abm.com/ under "SEC Filings". A description of factors that could cause actual results to differ is also set forth at the end of this presentation. Also, the discussion during this conference call will include certain financial measures that were not prepared in accordance with U.S. generally accepted accounting principles ("U.S. GAAP"). Reconciliations of those non-GAAP financial measures to the most directly comparable U.S. GAAP financial measures can be found on the Investor Relations portion of our website at http://investor.abm.com and at the end of this presentation. 5 Questions and Answers
Fourth Quarter 2012 & Fiscal 2012 Review of Financial Results
Fiscal 2012 Highlights 4 Achieved record revenue of $4.3 billion for the fiscal year Excluding the Government business, consolidated revenue in the 4th quarter was up 2.6% year-over-year Cash flow from operations of $151 million Free cash flow of $123 million1 Negotiated Air Serv & HHA transactions Generated 18% top-line growth in our ABM Building & Energy Solutions business Launched our new brand, OneABM campaign, and strengthened our marketing capabilities Surpassed over 800 locations and 360 million sq. ft. for Green cleaning Reduced outstanding debt by $85 million Returned over $31 million to shareholders in the form of dividends 1 Free cash flow, defined as net cash from operations less capital expenditures
Fourth Quarter Results Synthesis - Key Financial Metrics 5 Net Income Net Income of $27.7 million, or $0.50 per diluted share up 51.5% compared to $0.33 in fiscal 2011. The increase is primarily from a $0.11 per diluted share net benefit due to a re-measurement of certain unrecognized tax benefits Adjusted EBITDA1 Adjusted EBITDA of $50.2 million was down $1.1 million for the quarter compared to the fourth quarter of fiscal 2011. An increase of $1.8 million from Janitorial and Facility Solutions was offset by higher health & welfare expenses at Corporate. Fiscal 2011 included a $2.5 million benefit related to a refund of health insurance premiums Cash Flow For the fourth quarter, cash flow from operations was $66.8 million compared to $75.2 million for the comparable period in 2011. Fiscal 2012 fourth quarter included higher income taxes paid of $4.8 million. 1 Reconciliation of Adjusted Income from Continuing Operations and Adjusted EBITDA in the appendix of this presentation
Insurance Analysis & Cash Flow Information Insurance review (In thousands) (In thousands) Cash Flow from Operating Activities (in millions) Days sales outstanding (DSO) for the fourth quarter were 49 days DSO flat year-over-year and down 2 days sequentially 6 Adjustment to self-insurance reserve - prior fiscal years Cumulative amount by fiscal year Cash Flow (In millions)
Facility Solutions Q4 2012 Results Synthesis - Revenues Revenues of $604.1 million, up $7.5 million compared to 2011 Tag business of ~$40 million, $2 million lower year- over-year and up $1 million sequentially Revenues flat at $1.1 billion but up 2.6% excluding Government business Janitorial Services Parking & Shuttle Services Security Services Revenues of $238.2 million, down $3.1 million compared to 2011 Excluding Gov't business, revenue for FSG up 8.2% Revenue of $154.0 million, up $0.6 million compared to 2011 Reimbursement revenue from managed accounts was ~ $76 million Revenues of $93.5 million, up over 4% due to new business Majority of new business from integrated facility solutions jobs 7
Q4 2012 Results Synthesis - Operating Profits1 Janitorial's operating profit of $37.1 million, increased $1.4 million or 4.0%. This segment benefited from improved margins and higher client retention rates Operating profit for Facility Solutions, increased $1.2 million or 13.2% to $10.4 million, resulting from new business and continued growth in the ABM Building and Energy Services business Parking's operating profit of $7.6 million was up 1.6% from a slight improvement in operating margins due to tighter expense controls Operating profit for Security was up by $0.1 million to $3.0 million as higher profits from new business offset increases in legal expenses 1Excludes Corporate 8
Q4 2012 Sales & Marketing Highlights Announced expanded relationship with AEG into Europe Continued to gain traction on installation of EV Charging Stations Metropolis website was introduced six months ago and continues to be used as a daily tool (149,251 views to date with 25,052 unique visitors) Rang the closing bell and gained national exposure for ABM's new brand 9
Strategy Review
Outsourcing of Facility Services is being delivered by: Single Services providers: limited to one service line Facility Managers: primarily outsource the services they deliver Integrated Facility Solutions: self-perform all hard and soft services to reduce costs and improve performance ABM is demonstrating to clients our IFS capabilities: By continuing investments in key initiatives, such as OneABM, Solve One More, & Client Collaboration; By focusing resources on and providing subject matter experts to vertical markets; and By expanding our client service ecosystem through ABM Mobile & ABM On-Demand Consolidation Into Integrated Providers Leading the way to Integrated Facility Solutions From Single To Integrated Facility Solutions 11
Market Opportunity Profile 12 ONSITE BUSINESS PRIMARY PRODUCT CATEGORY: Over 200K Square Feet REVENUE OPPORTUNITY: $45 BILLION - $50 BILLION # OF BLDGS: 34,000 % OF TOTAL SQ/FT: 21.15% Historical Growth Profile: GDP MOBILE PRIMARY PRODUCT CATEGORY: FROM 25K TO 200K SQUARE FEET REVENUE OPPORTUNITY: $30 BILLION - $32 BILLION # OF BLDGS: 482,000 % OF TOTAL SQ/FT: 41.71% HISTORICAL GROWTH PROFILE: GDP + ABM ON-DEMAND PRIMARY PRODUCT CATEGORY: UNDER 25K SQUARE FEET REVENUE OPPORTUNITY: $35 BILLION - $37 BILLION # OF BLDGS: 4,344,000 % OF TOTAL SQ/FT: 37.14% HISTORICAL GROWTH PROFILE: GDP + URBAN SUBURBAN RURAL
13 ABM Mobile Network HVAC Energy Solutions Electrical Day Porters Multi-location utilizing local labor ABM On-Site Business Drives Demand End-to-End Service Delivery System for Markets Urban - Suburban - Rural Service Center Electrical HVAC Janitorial Landscape Plumbing Associated Building Trades ABM On Demand
Operational & Enterprise Convergence 14
Fiscal 2013 Outlook The recent acquisitions of Air Serv, HHA, and Calvert-Jones are expected to be slightly accretive (excluding transaction & integration costs). Collectively, LTM revenue for the three acquisitions was approximately $350 million Labor work days are 261 days, which is one work day fewer than fiscal 2012. The second quarter of fiscal 2013 has the one fewer work day The Company estimates one work day of labor expense for the Janitorial segment is in the range of $3.5 million to $4.5 million on a pre-tax basis Anticipating $1.5 million to $2.5 million increase in State Unemployment Insurance on a pre-tax basis. This increase in operating expense is expected to mostly impact the first half of the fiscal year Annual depreciation and amortization expense because of recent acquisitions, is expected to increase from fiscal 2012 in the range of $17 million to $19 million Interest expense anticipated to be in the range of $14 million to $16 million Capital expenditures are expected to be in the range of $39 million to $43 million Cash taxes are expected to be in the range of $23 million to $27 million; and Effective tax rate in the range of 38 percent to 40 percent. This assumes that the Federal Government extends the Workers Opportunity Tax Credit (WOTC) retroactively 15
Forward-Looking Statement 16
Appendix - Unaudited Reconciliation of non-GAAP Financial Measures
18 Unaudited Reconciliation of non-GAAP Financial Measures
19